UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06624

Nuveen New York Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2018

Nuveen Municipal Closed-End Funds

NXP	Nuveen Select Tax-Free Income Portfolio
NXQ	Nuveen Select Tax-Free Income Portfolio 2
NXR	Nuveen Select Tax-Free Income Portfolio 3
NXC	Nuveen California Select Tax-Free Income Portfolio
NXN	Nuveen New York Select Tax-Free Income Portfolio

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Report of Independent Registered Public Accounting Firm	22

Portfolios of Investments	23

Statement of Assets and Liabilities	56

Statement of Operations	57

Statement of Changes in Net Assets	58

Financial Highlights	60

Notes to Financial Statements	66

Additional Fund Information	77

Glossary of Terms Used in this Report	78

Reinvest Automatically, Easily and Conveniently	80

Board Members & Officers	81

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
May 21, 2018

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios (the “Funds”). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.

What factors affected the U.S. economy and national municipal bond market during the twelve-month reporting period ended March 31, 2018?

After hovering near an annual pace of 3% for most of the reporting period, U.S. gross domestic product (GDP) growth cooled to 2.3% in the first quarter of 2018, according to the Bureau of Economic Analysis “advance” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.

Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October 2017 temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in March 2018 from 4.5% in March 2017 and job gains averaged around 188,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. However, the January jobs report revealed an unexpected pickup in wages, which triggered a broad sell-off in equities, despite tame inflation readings. The Consumer Price Index (CPI) increased 2.4% over the twelve-month reporting period ended March 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.1% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.3% annual gain in February 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.5% and 6.8%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in March 2018, was the sixth rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the March meeting, the Fed kept its projection for three interest rate increases in 2018. However, investors remained concerned that the 2017 Tax Cuts and Jobs Act fiscal stimulus and a recent pick-up in inflation have increased the risk of a Fed policy misstep.

The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French, German and Italian elections held in 2017 and early 2018. In March, the U.S.’s surprise announcement of steel and aluminum tariffs, followed by China’s retaliatory measures, sparked fears of a trade war and added uncertainty to the ongoing North American Free Trade Agreement (NAFTA) talks. Also in March 2018, the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia (announced in April 2018, after the close of the reporting period) and speculation increased that Iran would be next.

The broad municipal bond market gained moderately in this reporting period, although not without volatility. For most of the reporting period, municipal bonds continued to rebound from the post-election sell-off in the fourth quarter of 2016. After President Trump’s surprising win, bond markets repriced his reflationary fiscal agenda, driving interest rates higher. Municipal bonds suffered a surge in investor outflows due to speculation that the Trump administration’s tax reform proposals could adversely impact municipal bonds.

However, the economy sustained its moderate growth with low inflation, an improving jobs market and modest wage growth, and progress on the White House’s agenda was slow. This backdrop helped municipal bond yields and valuations return to pre-election levels and reverse the trend of outflows. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.

After the new administration’s health care and immigration reforms met obstacles, Congress refocused on tax reform initiatives in the latter months of 2017. Early drafts of the bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.

The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.

Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $406.9 billion in this reporting period, an 8.3% drop from the issuance for the twelve-month reporting period ended March 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.

How were the economic and market environments in California and New York during the twelve-month reporting period ended March 31, 2018?

California’s $2.6 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth continues to outpace the national average, driven by high technology, international trade and tourism but also supplemented by better residential construction and real estate conditions. As a result, the state’s non-seasonally adjusted unemployment rate was 4.3% as of March 2018, down from 5.0% the year prior, and the gap between California and the nation’s 4.1% unemployment rate is narrowing. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 7.6%, 8.3% and 10.1%, respectively, over the twelve months ended February 2018 (most recent data available at the time this report was prepared) compared with an average increase of 6.3% nationally. The enacted Fiscal Year 2018 General Fund budget totals $125.1 billion, which is 3% higher than the revised Fiscal Year 2017 budget. Strong revenue growth due to a recovering economy and the additional personal income tax revenue from the passage of Proposition 55 in November 2016 have aided in the state’s fiscal recovery. For Fiscal Year 2018-2019, the proposed General Fund Governor’s Budget totals $131.7 billion. The Governor’s Budget Proposal includes a $5.1 billion transfer to the Rainy Day Fund to reach its maximum constitutional goal of $13.5 billion (or 10% of General Fund revenues) for Fiscal Year 2019, and continues to pay down budgetary debt from past years. The proposal was finalized prior to the enactment of the federal tax reform legislation. The May Revision to the budget will include a preliminary analysis of the likely effects from the new federal tax reform on the state’s General Fund. As of February 2018, S&P’s affirmed its “AA-/stable” rating and outlook on California general obligation (GO) debt and Moody’s affirmed its state GO rating of Aa3 with stable outlook. During the twelve months ended March 31, 2018, municipal issuance in California totaled $59.4 billion, a gross issuance decrease of 13.9% from the twelve months ended March 31, 2017.

New York State’s $1.5 trillion economy represents 8.1% of U.S. gross domestic product and, according to the International Monetary Fund, would be the 11th largest economy in the world on a stand-alone basis. As of March 2018, the state’s unemployment rate registered 4.6%, above the national average of 4.1%. While New York State’s financial profile is still sturdier than it was several years ago, both Fiscal Year 2016 and Fiscal Year 2017 posted General Fund deficits. On a significantly positive note, New York State has collected approximately $10 billion in various settlements and assessments from the financial industry over the past three years. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. The adopted $164 billion budget for Fiscal Year 2018 is 4% higher than the adopted Fiscal Year 2017 budget. The Fiscal Year 2018 budget contains no new taxes but does extend the “millionaire’s tax” surcharge for two years. The budget includes a $1.1 billion increase in education spending. New York is a high-income state, with per capita income at 122% of the U.S. average, the fourth-highest among the 50 states. New York is also a heavily indebted state. According to Moody’s, New York ranked fifth in the nation in debt per capita in 2016 (NY: $3,070; median: $1,006), seventh in debt per capita as a percentage of personal income (NY: 5.3%; median: 2.5%) and eighth in debt to gross state domestic product (NY: 4.2%; median: 2.2%). The state’s pensions have traditionally been well funded, though the funding ratios have declined in recent years. As of March 2018, Moody’s rates New York “Aa1” with a stable outlook. Moody’s upgraded New York State from Aa2 to Aa1 on June 16, 2014, citing the state’s sustained improvements in fiscal governance. S&P rates the state “AA+” with a stable outlook. S&P upgraded New York State from AA to AA+ on July 23, 2014, citing the state’s improved budget framework. New York municipal bond supply totaled $46.3 billion for the twelve-month period ended March 31, 2018, a 3.5% increase from the same period a year earlier. This ranked New York second among state issuers behind only California.

What key strategies were used to manage these Funds during the twelve-month reporting period ended March 31, 2018?

Municipal bonds benefited from a generally favorable macroeconomic backdrop, despite the uncertainties surrounding the tax reform bill and headline-driven noise about trade policy. Credit spreads narrowed, as sentiment improved after the fourth-quarter sell-off and municipal bond fund flows reversed from net negative to net positive. Rates in the short to intermediate range moved higher with the Fed’s rate hikes, while rates on the long end declined slightly amid low inflation, which resulted in a flatter yield curve

Portfolio Managers’ Comments (continued)

over this reporting period. California’s municipal bond market outperformed the broad market, while New York’s market slightly trailed the broad market during this reporting period.

We also note that California and New York are among the states with the highest personal income and property taxes, which will be more meaningfully affected by the new limits on SALT deductions (as discussed in the market conditions section of this commentary). While individual taxpayers in California and New York could see an increased tax burden, we also expect municipal bond demand to remain robust. In-state issues, which offer both state and federal tax advantages, are likely to be especially attractive to taxpayers in high income states. For state and local governments, the ability to raise taxes in the future may be more politically challenging. Bonds backed by tax revenues could face headwinds going forward, and state and local credit profiles could suffer if delays in tax increases hurt pension funding, capital investment or other government spending priorities.

During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Our trading activity continued to focus on pursuing the Funds’ investment objectives. NXP, NXQ and NXR focused on buying bonds primarily with short call structures, which offer lower duration profiles, to help maintain the Funds’ duration targets. These shorter effective duration bonds were also available at attractive yields because the Fed’s rate hikes were lifting interest rates on the shorter end of the yield curve. We particularly like lower rated, short call structure bonds. Nevertheless, longer duration bonds occasionally presented compelling long-term opportunities, such as purchases we made in “specialty state” issues. Specialty states, those states with high income tax rates, offer tax-exemption from both federal and state income taxes to in-state municipal bond buyers and, as a result, can experience periods of heightened demand. Specialty state municipal bonds also tend to trade at lower yields relative to non-specialty state issues, which can offer an attractive relative value opportunity over time. Two of the more recent specialty state purchases included credits issued for Oregon Facilities Authority Reed College and Oklahoma State Development Finance Authority Health System Revenue Bond Oklahoma University Medicine Project. To fund our buying during the reporting period, we mainly used the proceeds from called bonds and selling some very short-dated paper (due in one year or less). NXQ and NXR also sold some Buckeye Tobacco Settlement bonds after their strong price appreciation. Early in the reporting period, NXQ eliminated its remaining position in Puerto Rico sales tax bonds known as COFINA bonds.

For NXC and NXN, given our expectations for a flattening yield curve, we focused on buying longer maturity (20 years and longer) bonds, especially in the 25- to 30-year range. In the California Fund, we swapped some of the Fund’s tobacco settlement bonds for more favorable structures, further diversifying the Fund’s exposure across both 4% and 5.25% coupon structures. We also modestly added to NXC’s health care allocation and bought several high grade bonds, including credits issued for the local general obligation (GO), local utilities and transportation sectors. The New York Fund added to its tobacco holdings, as well as bought an A rated utility bond and several higher credit quality bonds from the local GO, utilities and transportation sectors. Both NXC and NXN had ample proceeds from called and maturing bonds to fund the new purchases.

As of March 31, 2018, NXP, NXQ and NXN continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended March 31, 2018?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended March 31, 2018. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the twelve months ended March 31, 2018, the total returns on common share NAV for NXC and NXN outperformed the national S&P Municipal Bond Index and their respective state’s S&P Municipal Bond Index. The three national Funds, NXP, NXQ and NXR, outperformed the national S&P Municipal Bond Index during the twelve-month period.

The factors affecting performance in this reporting period included duration and yield curve positioning, and credit ratings allocations. In addition, the use of leverage affected the performance of NXP, NXQ, NXR and NXN. NXC did not use leverage in this reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Duration and yield curve positioning contributed positively to the five Funds’ relative performance. In this reporting period, longer duration bonds performed better than those with shorter durations. All five Funds were positioned with overweight allocations to long duration bonds and generally underweight allocations to shorter bonds, which was advantageous to performance. NXC was underweight the shorter duration buckets except at the very front of the yield curve (30 days and lower), where the Fund held an above-benchmark position as part of our income generation strategy.

The five Funds’ bias toward lower rated issues was another positive contributor to performance. The Funds held underweight allocations to AAA and AA rated credits and overweight allocations to A rated and below bonds, which was advantageous because the lower grade segments outperformed the high grade segments in this reporting period. NXC was particularly helped by exposures to BBB and below investment grade rated credits, and NXN benefited the most from its holdings in the BBB, below investment grade and non-rated categories.

Sector positioning had a muted impact on performance during the reporting period, as it was a slight detractor for NXQ and NXN and neutral for NXP, NXR, and NXC. NXP, NXQ and NXR, however, saw notable outperformance from our credit selection. Bonds bought early in the reporting period when interest rates were rising tended to underperform in this reporting period. But the relative drag was more than offset by strong performance from lower rated credits held during the reporting period, including the three Funds’ positions in Chicago, Chicago-related and Illinois bonds.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.

In June 2016, the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) was signed into law. The legislation established an independent Financial Oversight and Management Board (FOMB) charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow.

In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive damage across the island. The disruption in the local economy caused by the hurricanes and anticipated incoming federal aid created the need for revised fiscal plans for all Puerto Rican entities. These revised plans have not yet been approved by the Oversight Board. Importantly, federal resources dedicated to rebuilding and recovery efforts will not be available for bondholders in the revised fiscal plans. As of April 2018 (subsequent to the close of this reporting period), Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.

In terms of Puerto Rico holdings, shareholders should note that NXC, NXN and NXP had no exposure to Puerto Rico debt as of the end of this reporting period, while NXQ and NXR had allocations of 0.40% and 0.48%, respectively, at the end of the reporting period, which were all insured. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negligible impact on the performance of NXP, NXQ and NXR during the current reporting period. The impact of leverage on NXN over the reporting period was positive, while NXC did not use leverage during the reporting period.

As of March 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Effective Leverage*	0.89%	1.44%	0.00%	0.00%	4.06%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of March 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2017	$0.0455	$0.0420	$0.0435	$0.0495	$0.0460
May	0.0455	0.0420	0.0435	0.0495	0.0460
June	0.0455	0.0420	0.0435	0.0495	0.0460
July	0.0455	0.0420	0.0435	0.0495	0.0460
August	0.0455	0.0420	0.0435	0.0495	0.0460
September	0.0455	0.0420	0.0435	0.0480	0.0460
October	0.0455	0.0420	0.0435	0.0480	0.0460
November	0.0455	0.0420	0.0435	0.0480	0.0460
December	0.0455	0.0420	0.0435	0.0465	0.0420
January	0.0455	0.0420	0.0435	0.0465	0.0420
February	0.0455	0.0420	0.0435	0.0465	0.0420
March 2018	0.0455	0.0420	0.0435	0.0440	0.0420
Total Monthly Per Share Distributions	$0.5460	$0.5040	$0.5220	$0.5750	$0.5360
Ordinary Income Distribution*	$0.0085	$0.0201	$0.0169	$0.0025	$0.0008
Total Distributions from Net Investment Income	$0.5545	$0.5241	$0.5389	$0.5775	$0.5368
Total Distributions from Long-Term Capital Gains*	$—	$—	$—	$0.0565	$—
Total Distributions	$0.5545	$0.5241	$0.5389	$0.6340	$0.5368

Yields
Market Yield**	3.89%	3.74%	3.67%	3.80%	3.88%
Taxable-Equivalent Yield**	5.12%	4.92%	4.83%	5.70%	5.59%

*	Distribution paid in December 2017.

**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 24.0%, 24.0%, 24.0%, 33.3% and 30.6% for NXP, NXQ, NXR, NXC and NXN, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

Share Information (continued)

As of March 31, 2018, the Funds had positive UNII balances for tax purposes. NXP, NXQ and NXR had positive UNII balances, while NXC and NXN had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

EQUITY SHELF PROGRAM

During the current reporting period, NXC was authorized by the Securities and Exchange Commission to issue additional shares through an equity shelf program (Shelf Offering). Under this program, NXC, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share. The total amount of shares authorized under this Shelf Offering is shown in the accompanying table:

NXC
Additional authorized shares	600,000	*

*	Represents additional authorized shares for the period August 16, 2017 through March 31, 2018.

During the current reporting period, NXC sold shares through its Shelf Offering at a weighted average premium to its NAV per share as shown in the accompanying table.

NXC
Shares sold through Shelf Offering	60,043
Weighted average premium to NAV per share sold	2.41%

Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Shares Equity Shelf Programs and Offering Costs for further details on Shelf Offerings and the Fund’s transactions.

SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of March 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Shares cumulatively repurchased and retired	—	—	—	—	—
Shares authorized for repurchase	1,655,000	1,770,000	1,305,000	630,000	390,000

OTHER SHARE INFORMATION

As of March 31, 2018, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
NAV	$15.12	$14.52	$15.39	$15.02	$13.93
Share price	$14.02	$13.47	$14.23	$13.90	$12.98
Premium/(Discount) to NAV	(7.28)%	(7.23)%	(7.54)%	(7.46)%	(6.82)%
12-month average premium/(discount) to NAV	(5.29)%	(5.83)%	(5.71)%	(0.12)%	(3.36)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Select Tax-Free Income Portfolio (NXP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXP.

Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXQ.

Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXR.

Nuveen California Select Tax-Free Income Portfolio (NXC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXC.

Nuveen New York Select Tax-Free Income Portfolio (NXN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.

NXP	Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NXP at NAV	4.52%	4.09%	5.11%
NXP at Share Price	3.83%	3.34%	4.50%
S&P Municipal Bond Index	2.53%	2.76%	4.42%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.1%
Corporate Bonds	0.1%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.0%
AAA	5.0%
AA	35.8%
A	25.7%
BBB	15.9%
BB or Lower	6.6%
N/R (not rated)	1.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.7%
Transportation	16.3%
Health Care	13.9%
Tax Obligation/General	13.2%
U.S. Guaranteed	12.4%
Education and Civic Organizations	8.2%
Other	13.3%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.4%
Illinois	12.1%
Texas	10.0%
New Jersey	9.6%
Colorado	6.2%
Ohio	4.1%
Arizona	3.4%
New York	3.1%
Missouri	2.8%
Iowa	2.7%
Washington	2.5%
Virginia	2.4%
Michigan	2.4%
Oregon	2.3%
Other	19.0%
Total	100%

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of March 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NXQ at NAV	3.98%	4.18%	4.90%
NXQ at Share Price	4.32%	3.43%	4.36%
S&P Municipal Bond Index	2.53%	2.76%	4.42%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.6%
Corporate Bonds	0.1%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AAA	3.4%
AA	31.4%
A	31.7%
BBB	18.3%
BB or Lower	7.0%
N/R (not rated)	0.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	19.4%
Transportation	18.4%
Health Care	16.3%
Tax Obligation/Limited	15.7%
U.S. Guaranteed	8.7%
Consumer Staples	5.4%
Education and Civic Organizations	5.1%
Utilities	5.1%
Other	5.9%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.9%
Illinois	12.9%
Texas	10.9%
Colorado	7.5%
Pennsylvania	4.4%
Nevada	4.3%
Arizona	3.7%
New Jersey	3.6%
Washington	3.4%
Massachusetts	3.0%
Wisconsin	3.0%
Ohio	2.7%
Iowa	2.5%
Indiana	2.2%
Guam	1.9%
Other	19.1%
Total	100%

NXR	Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of March 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NXR at NAV	4.19%	4.49%	5.33%
NXR at Share Price	3.87%	3.76%	4.82%
S&P Municipal Bond Index	2.53%	2.76%	4.42%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.0%
AAA	2.4%
AA	27.5%
A	29.6%
BBB	18.7%
BB or Lower	7.4%
N/R (not rated)	1.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.8%
Tax Obligation/General	17.5%
Transportation	16.1%
U.S. Guaranteed	13.9%
Health Care	12.4%
Consumer Staples	6.5%
Other	13.0%
Total	100%

States and Territories
(% of total municipal bonds)
California	22.6%
Illinois	11.3%
Texas	10.9%
Pennsylvania	6.9%
Colorado	6.2%
Ohio	5.6%
Washington	4.2%
New Jersey	2.7%
Virginia	2.6%
Massachusetts	2.2%
Nevada	2.0%
New York	1.8%
Guam	1.8%
Other	19.2%
Total	100%

NXC	Nuveen California Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NXC at NAV	4.37%	4.09%	5.61%
NXC at Share Price	(2.23)%	3.46%	4.96%
S&P Municipal Bond California Index	2.93%	3.30%	4.86%
S&P Municipal Bond Index	2.53%	2.76%	4.42%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	91.9%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	7.0%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.9%
Tax Obligation/Limited	20.4%
Water and Sewer	16.1%
Health Care	10.8%
U.S. Guaranteed	8.1%
Transportation	7.2%
Consumer Staples	6.9%
Other	7.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.3%
AAA	13.1%
AA	47.3%
A	14.9%
BBB	7.3%
BB or Lower	9.8%
N/R (not rated)	1.3%
Total	100%

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NXN at NAV	3.05%	2.96%	4.44%
NXN at Share Price	(1.41)%	1.45%	3.84%
S&P Municipal Bond New York Index	2.27%	2.77%	4.32%
S&P Municipal Bond Index	2.53%	2.76%	4.42%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.8%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.0%
Education and Civic Organizations	19.8%
Transportation	17.2%
U.S. Guaranteed	11.8%
Utilities	9.7%
Water and Sewer	7.2%
Consumer Staples	5.6%
Other	8.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.6%
AAA	21.8%
AA	36.0%
A	6.3%
BBB	12.8%
BB or Lower	7.2%
N/R (not rated)	4.3%
Total	100%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the “Funds”) as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended March 31, 2014 were audited by other independent registered public accountants whose report, dated May 27, 2014 expressed an unqualified opinion on those financial highlights.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
May 25, 2018

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.2%
	MUNICIPAL BONDS – 99.1%
	Alaska – 0.3%
$775	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	5/18 at 100.00	B3	$774,969
	Arizona – 3.3%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,682,350
320	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 3.000%, 7/01/22, 144A	No Opt. Call	BB	311,632
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F, 3.000%, 7/01/26	No Opt. Call	AA–	250,234
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A, 4.000%, 7/01/22	No Opt. Call	AA–	368,263
2,530	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	2,573,465
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A	No Opt. Call	BB+	353,630
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	AA–	1,130,600
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	671,025
7,935	Total Arizona			8,341,199
	Arkansas – 0.8%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	1,914,257
	California – 17.3%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds, Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured	No Opt. Call	AA	2,694,386
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA	1,821,690
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (4)	3,433,440
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	2,603,000
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	1,820,205
2,745	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/29	10/19 at 100.00	AA–	2,880,603
1,500	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A, 6.250%, 8/15/28 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,526,640
895	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	954,553
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A, 0.000%, 5/01/34 – AGM Insured	No Opt. Call	AA	1,490,352
800	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B, 5.000%, 8/01/24 (Pre-refunded 8/01/19) – AGC Insured	8/19 at 100.00	AA (4)	836,008
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A+	1,994,452

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	$2,478,601
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Refunding Series 2007, 0.000%, 8/01/23 – NPFG Insured	No Opt. Call	A+	869,130
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	958,624
5,395	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/32 – NPFG Insured	8/18 at 49.01	Aa2	2,604,382
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	636,758
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	2,983,093
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,050,447
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33	No Opt. Call	AA–	4,650,959
1,350	San Diego Association of Governments, California, South Bay Expressway Toll Revenue Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	A	1,536,125
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured	No Opt. Call	AA	1,500,316
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	5/18 at 100.00	B–	1,195,012
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured	No Opt. Call	AAA	781,103
56,390	Total California			43,299,879
	Colorado – 6.2%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/21, 144A	No Opt. Call	N/R	541,815
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	1,910,955
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,047,630
2,630	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B, 5.000%, 12/01/42	12/27 at 100.00	Aa3	3,001,856
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,124,166
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A–	169,780
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	A–	5,038,124
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	A–	951,280
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	694,375
23,215	Total Colorado			15,479,981
	Connecticut – 0.8%
1,890	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/32	10/23 at 100.00	AA	2,055,205

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 2.1%
$1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	$1,558,425
1,650	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	A–	1,771,803
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/25	7/23 at 100.00	A–	1,922,369
4,890	Total Guam			5,252,597
	Idaho – 1.3%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 5.000%, 3/01/44	3/24 at 100.00	A–	3,233,340
	Illinois – 12.0%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A:
2,565	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	Baa2	2,426,157
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	Baa2	1,691,720
725	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	850,686
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB–	713,126
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/30	12/27 at 100.00	B	747,348
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	410,036
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	Baa2	34,223
645	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	680,269
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	989,375
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013:
2,100	4.000%, 8/15/33	8/22 at 100.00	AA+	2,159,262
2,245	5.000%, 8/15/43	8/22 at 100.00	AA+	2,427,406
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	290,090
2,100	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	2,120,349
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	1,068,740
1,270	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,293,914
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,290,828
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured	No Opt. Call	Aa3	833,960
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	Baa2	1,025,412
765	0.000%, 6/15/30	No Opt. Call	BB+	443,448
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	31,671
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	Baa2	3,250,971
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	2,037,000
1,775	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,991,515
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	349,754
36,550	Total Illinois			30,157,260

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.5%
$2,855	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.250%, 7/15/25 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	$3,034,808
750	Purdue University, Indiana, University Revenue Bonds, Student Facility System Series 2009A, 5.000%, 7/01/23 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	769,170
3,605	Total Indiana			3,803,978
	Iowa – 2.7%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	6/18 at 105.00	B	747,566
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/37)	No Opt. Call	B	870,919
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/18 at 100.00	B+	1,002,250
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/18 at 100.00	BB–	4,037,240
6,540	Total Iowa			6,657,975
	Kentucky – 1.1%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A	2,661,425
	Massachusetts – 1.7%
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	1,794,260
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	BBB+	390,488
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	504,225
1,525	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40 (Alternative Minimum Tax)	12/18 at 100.00	AA	1,544,856
4,050	Total Massachusetts			4,233,829
	Michigan – 2.4%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	382,626
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (4)	1,515,030
4,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	4,109,120
5,855	Total Michigan			6,006,776
	Mississippi – 1.0%
2,400	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	2,450,256
	Missouri – 2.7%
360	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	366,131
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	1,021,938
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	3,320,750
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	A2	2,172,940
8,525	Total Missouri			6,881,759

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.7%
$275	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A, 5.000%, 9/01/37	9/27 at 100.00	BBB+	$303,875
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028, 15.953%, 7/01/42, 144A, (IF)	1/20 at 100.00	Aa3	953,588
1,250	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,320,150
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,610,415
3,775	Total Nevada			4,188,028
	New Jersey – 9.6%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,036,294
1,035	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	1,095,527
1,380	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23	No Opt. Call	A–	1,506,670
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured	7/25 at 100.00	AA	295,797
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	17,511,197
2,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41 (Pre-refunded 4/26/18)	4/18 at 100.00	B (4)	2,499,925
41,115	Total New Jersey			23,945,410
	New Mexico – 0.4%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,000,550
	New York – 3.1%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
475	5.250%, 2/15/47	2/21 at 100.00	AA–	508,454
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	27,399
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2002D-1, 5.000%, 11/01/27	11/22 at 100.00	AA–	1,223,266
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A:
1,035	5.750%, 6/15/40 (Pre-refunded 6/15/18)	6/18 at 100.00	N/R (4)	1,043,849
1,250	5.750%, 6/15/40	6/18 at 100.00	AAA	1,260,013
2,875	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	2,907,804
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	857,875
7,540	Total New York			7,828,660
	North Carolina – 0.4%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,037,700
	Ohio – 4.0%
2,250	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured	2/19 at 100.00	AA (4)	2,331,180

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,670	6.000%, 6/01/42	5/18 at 100.00	B–	$1,659,579
1,000	6.500%, 6/01/47	5/18 at 100.00	B–	1,006,260
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	1,984,816
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A+	1,639,050
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	Aa3	1,197,566
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21), (6)	No Opt. Call	D	316,250
10,500	Total Ohio			10,134,701
	Oklahoma – 0.2%
435	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/38 (WI/DD, Settling 4/04/18)	8/28 at 100.00	Baa3	477,008
	Oregon – 2.2%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36	6/27 at 100.00	AA+	674,299
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	566,890
	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A:
1,365	4.000%, 7/01/41	7/27 at 100.00	Aa2	1,437,209
1,590	5.000%, 7/01/47	7/27 at 100.00	Aa2	1,828,373
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	A	1,138,540
5,045	Total Oregon			5,645,311
	Pennsylvania – 2.0%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/37	1/24 at 100.00	A	1,349,950
2,090	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA	2,147,809
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	599,877
295	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	318,854
640	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	691,750
4,805	Total Pennsylvania			5,108,240
	Tennessee – 1.3%
3,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A+	3,377,550
	Texas – 9.9%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	277,205
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/33	7/25 at 100.00	BBB+	122,707
1,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.250%, 12/01/48 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	1,023,820
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	6,285,945
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A, 4.000%, 10/01/35	10/27 at 100.00	AAA	1,330,263

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa2	$2,110,777
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	Baa2	1,720,003
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,536,822
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	2,424,144
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	2,425,780
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	12/22 at 100.00	A3	5,518,149
29,095	Total Texas			24,775,615
	Virginia – 2.4%
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)	10/28 at 100.00	BBB+	2,517,000
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,093,170
1,205	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,349,528
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,104,819
5,215	Total Virginia			6,064,517
	Washington – 2.5%
1,280	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/18	No Opt. Call	Aa2	1,302,182
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,057,389
2,115	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	2,199,600
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA+	1,601,436
6,500	Total Washington			6,160,607
	West Virginia – 0.7%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	1,661,355
	Wisconsin – 1.5%
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41	11/26 at 100.00	AA–	1,684,350
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	1,742,318
420	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	6/18 at 100.00	AA+	421,176
3,565	Total Wisconsin			3,847,844
$298,765	Total Municipal Bonds (cost $225,020,334)			248,457,781

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2018

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	Transportation – 0.1%
$203	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$130,275
56	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	27,806
$259	Total Corporate Bonds (cost $17,310)				158,081
	Total Long-Term Investments (cost $225,037,644)				248,615,862
	Other Assets Less Liabilities – 0.8%				1,935,313
	Net Assets – 100%				$250,551,175

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%
	MUNICIPAL BONDS – 98.6%
	Alaska – 0.4%
$1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	5/18 at 100.00	B3	$1,000,020
	Arizona – 3.6%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,682,350
1,590	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,617,316
365	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A	No Opt. Call	BB+	363,591
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	AA–	1,130,600
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	644,184
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	2,673,405
215	Sedona Wastewater Municipal Property Corporation, Arizona Excise Tax Revenue Bonds, Series 1998, 0.000%, 7/01/20 – NPFG Insured	No Opt. Call	Baa2	205,334
8,520	Total Arizona			9,316,780
	California – 14.7%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured	No Opt. Call	AA	4,550,260
1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B2	1,520,130
60	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	6/18 at 100.00	AA–	60,156
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 0.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	1,817,946
3,290	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	2,767,647
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	5/18 at 100.00	B–	1,000,010
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	2,478,601
1,495	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured	No Opt. Call	Aa2	877,027
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)	8/35 at 100.00	Aa1	958,624
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	633,623
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds, Series 2003, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	863,579
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (5)	636,758
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A	3,845,734
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	2,989,888

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	$1,544,775
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	Aa3	2,234,746
1,395	San Diego Association of Governments, California, South Bay Expressway Toll Revenue Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	A	1,587,329
	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B:
1,000	0.000%, 8/01/30 – AGM Insured	8/18 at 50.12	AA	498,290
1,890	0.000%, 8/01/31 – AGM Insured	8/18 at 47.14	AA	885,711
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/30	No Opt. Call	AA	4,005,119
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	5/18 at 100.00	B–	2,080,021
53,875	Total California			37,835,974
	Colorado – 7.4%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	BBB+	518,185
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,069,069
1,580	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B, 5.000%, 12/01/42	12/27 at 100.00	Aa3	1,803,396
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,124,166
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A–	4,344,482
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A–	5,500,872
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A–	2,555,001
23,705	Total Colorado			18,915,171
	Connecticut – 1.0%
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	2,701,127
	Florida – 1.6%
	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,155	5.000%, 10/01/42 (Alternative Minimum Tax)	10/27 at 100.00	A+	1,293,923
1,040	5.000%, 10/01/47 (Alternative Minimum Tax)	10/27 at 100.00	A+	1,161,534
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A2	1,629,960
3,695	Total Florida			4,085,417
	Guam – 1.9%
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,558,425
1,675	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	A–	1,798,649
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	1,555,250
4,635	Total Guam			4,912,324
	Idaho – 1.7%
4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 5.000%, 3/01/44	3/24 at 100.00	A–	4,311,120

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 12.7%
$1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured	No Opt. Call	Baa2	$1,366,064
750	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	880,020
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB–	713,126
760	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/30	12/27 at 100.00	B	772,768
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	415,731
1,340	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	1,413,271
435	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	6/18 at 100.00	AA	436,383
1,335	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007C, 5.000%, 1/01/27 – NPFG Insured	6/18 at 100.00	BBB+	1,336,789
2,245	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 5.000%, 8/15/43	8/22 at 100.00	AA+	2,427,406
1,750	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,766,958
1,315	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,339,761
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,290,828
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	Baa2	3,400,933
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	Baa2	594,054
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	2,037,000
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	Baa2	3,336,844
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured	6/18 at 100.00	AA	5,052,467
1,135	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002B, 0.000%, 12/01/18 – RAAI Insured	No Opt. Call	AA	1,118,554
1,825	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,047,614
44,910	Total Illinois			32,746,571
	Indiana – 2.2%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	1,042,976
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA	2,278,782
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
355	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	365,384
1,470	5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	1,510,219
450	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.000%, 1/15/19	No Opt. Call	N/R	454,172
5,915	Total Indiana			5,651,533
	Iowa – 2.5%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	6/18 at 105.00	B	747,566
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/37)	No Opt. Call	B	870,919

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (5)	$2,188,040
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/18 at 100.00	B+	1,648,701
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/18 at 100.00	BB–	1,009,310
6,185	Total Iowa			6,464,536
	Kansas – 0.1%
230	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	6/18 at 100.00	BB+	230,334
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A	2,661,425
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (4)	7/31 at 100.00	Baa3	751,588
3,305	Total Kentucky			3,413,013
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	2,146,087
	Maryland – 0.4%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2012B, 5.000%, 7/01/27	7/22 at 100.00	AA–	1,115,850
	Massachusetts – 3.0%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	2,423,828
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	1,849,468
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2014M-4, 5.000%, 7/01/44	7/23 at 100.00	AA–	2,477,093
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	BBB+	390,488
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (5)	504,225
7,025	Total Massachusetts			7,645,102
	Michigan – 0.8%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	382,626
1,000	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (5)	1,010,020
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	433,256
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	256,820
1,990	Total Michigan			2,082,722
	Mississippi – 0.5%
1,170	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,194,500
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	274,598

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.6%
$545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36	11/25 at 100.00	A–	$560,533
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,080,240
1,545	Total Nebraska			1,640,773
	Nevada – 4.3%
990	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A, 5.000%, 9/01/37	9/27 at 100.00	BBB+	1,093,950
1,325	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38 (Pre-refunded 7/01/19)	7/19 at 100.00	AAA	1,384,320
1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028, 15.953%, 7/01/42, 144A (IF)	1/20 at 100.00	Aa3	1,589,313
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,056,120
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/34	12/24 at 100.00	AA+	3,398,430
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	6/18 at 100.00	Baa2	2,502,150
10,065	Total Nevada			11,024,283
	New Jersey – 3.5%
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31	12/26 at 100.00	A–	2,276,760
2,165	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22	3/21 at 100.00	A–	2,291,609
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series 2005K, 5.500%, 12/15/19 – AMBAC Insured	No Opt. Call	A–	1,316,913
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/29	6/25 at 100.00	A–	2,206,220
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29 (Pre-refunded 4/26/18)	4/18 at 100.00	BBB– (5)	1,003,240
8,415	Total New Jersey			9,094,742
	New Mexico – 1.1%
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB	835,664
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,000,550
1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	1,039,090
2,800	Total New Mexico			2,875,304
	New York – 1.6%
475	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A., 5.250%, 2/15/47	2/21 at 100.00	AA–	508,454
25	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A., 5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (5)	27,399
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	1,393,513
1,005	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA	1,016,467
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	1,248,318
3,890	Total New York			4,194,151

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 2.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$2,475	5.875%, 6/01/30	5/18 at 100.00	B–	$2,463,095
875	5.750%, 6/01/34	5/18 at 100.00	B–	859,688
2,115	5.875%, 6/01/47	5/18 at 100.00	B–	2,091,206
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	Aa3	1,197,566
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21), (6)	No Opt. Call	D	316,250
7,570	Total Ohio			6,927,805
	Oklahoma – 0.2%
450	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/38 (WI/DD, Settling 4/04/18)	8/28 at 100.00	Baa3	493,457
	Oregon – 1.7%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36	6/27 at 100.00	AA+	1,045,735
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (4)	6/27 at 100.00	Aa1	61,621
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	566,890
	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A:
1,090	4.000%, 7/01/41	7/27 at 100.00	Aa2	1,147,661
1,275	5.000%, 7/01/47	7/27 at 100.00	Aa2	1,466,148
3,840	Total Oregon			4,288,055
	Pennsylvania – 4.4%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/37	1/24 at 100.00	A	1,383,010
2,250	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA	2,312,235
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	599,877
300	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	324,258
645	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (5)	697,155
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/24 at 100.00	A+	3,295,126
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg School District, Refunding Series 2009A, 4.750%, 11/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (5)	2,584,500
10,475	Total Pennsylvania			11,196,161
	Puerto Rico – 0.4%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	6/18 at 100.00	AA–	1,077,300
	South Carolina – 1.4%
3,400	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – BHAC Insured	1/19 at 100.00	AA+ (5)	3,499,450
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	A+	670,434
	Tennessee – 0.9%
2,020	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A+	2,274,217

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.7%
$250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (5)	$277,205
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/35	7/25 at 100.00	BBB+	266,414
3,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.250%, 12/01/48 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (5)	3,071,460
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	6,280,294
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,288,714
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A, 4.000%, 10/01/35	10/27 at 100.00	AAA	1,330,263
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
630	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	496,553
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	3,755,482
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured	No Opt. Call	A2	479,291
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	2,418,781
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	1,116,399
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42	5/26 at 100.00	AA–	203,746
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	12/22 at 100.00	A3	5,518,150
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010, 0.000%, 8/15/31	No Opt. Call	AAA	1,077,680
35,625	Total Texas			27,580,432
	Virginia – 1.8%
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	1,907,880
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,093,170
410	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	459,175
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,104,819
3,920	Total Virginia			4,565,044
	Washington – 3.4%
855	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/19	No Opt. Call	Aa2	896,202
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2013A, 5.750%, 1/01/45	1/23 at 100.00	BBB+	4,406,600
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,057,389
2,185	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	2,272,400
8,030	Total Washington			8,632,591

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.9%
$2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	$2,150,480
2,355	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41	11/26 at 100.00	AA–	2,644,430
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	1,742,318
1,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (5)	1,047,030
7,000	Total Wisconsin			7,584,258
$286,470	Total Municipal Bonds (cost $234,047,500)			253,661,236

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	Transportation – 0.1%
$318	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$203,756
87	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	43,490
$405	Total Corporate Bonds (cost $27,074)				247,246
	Total Long-Term Investments (cost $234,074,574)				253,908,482
	Other Assets Less Liabilities – 1.3%				3,341,830
	Net Assets – 100%				$257,250,312

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 99.1%
	Alaska – 1.3%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	5/18 at 100.00	B3	$2,675,054
	Arizona – 1.0%
1,770	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,800,409
280	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A	No Opt. Call	BB+	278,919
2,050	Total Arizona			2,079,328
	California – 22.4%
12,500	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	6,304,624
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B2	1,013,420
1,125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/18 at 100.00	BBB+	1,125,788
890	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	949,221
215	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	6/18 at 100.00	Baa2	215,204
2,275	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,633,746
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A+	2,480,185
1,750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	5/18 at 100.00	B+	1,751,750
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%, 3/01/28 – FGIC Insured	No Opt. Call	Aa2	2,980,628
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	958,624
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	7,269,620
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	A	2,403,210
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	4,967,995
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	917,565
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32	No Opt. Call	AA–	4,879,920
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured	No Opt. Call	A+	2,043,717
1,030	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Arlington Redevelopment Project, Hunter Park/Northside Redevelopment Project, Magnolia Center Redevelopment Project, 5.000%, 8/01/37 – NPFG Insured	6/18 at 100.00	A–	1,032,009
765	San Diego Association of Governments, California, South Bay Expressway Toll Revenue Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	A	870,471

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,080	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AAA	$1,083,046
67,680	Total California			44,880,743
	Colorado – 6.2%
1,540	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	6/18 at 100.00	BBB–	1,540,123
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/22, 144A	No Opt. Call	N/R	547,280
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,095,260
790	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B, 5.000%, 12/01/42	12/27 at 100.00	Aa3	901,698
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,124,166
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A–	773,296
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	A–	3,322,654
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33	12/25 at 100.00	N/R	1,126,460
14,580	Total Colorado			12,430,937
	Connecticut – 1.7%
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2010C, 5.000%, 12/01/20	12/19 at 100.00	A+	1,576,155
1,640	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	1,779,056
3,140	Total Connecticut			3,355,211
	Florida – 0.2%
390	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/42 (Alternative Minimum Tax)	10/27 at 100.00	A+	436,909
	Guam – 1.7%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,298,688
2,000	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.125%, 11/01/31	5/21 at 100.00	A–	2,185,460
3,250	Total Guam			3,484,148
	Idaho – 1.6%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 5.000%, 3/01/44	3/24 at 100.00	A–	3,233,340
	Illinois – 11.2%
575	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	674,682
295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/30	12/27 at 100.00	B	299,956
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	Baa2	2,426,736
535	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016C, 5.000%, 1/01/20	No Opt. Call	A	564,254
870	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	6/18 at 100.00	AA	872,767
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	290,090

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
$105	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	$105,432
1,495	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,501,144
1,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,514,535
1,235	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)	No Opt. Call	N/R (4)	1,336,431
1,015	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/19	No Opt. Call	BBB	1,034,112
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,290,828
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured	No Opt. Call	Aa3	859,240
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	Baa2	1,413,625
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	Baa2	2,557,395
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	Baa2	2,037,000
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	Baa2	791,020
1,400	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,570,772
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	349,754
30,960	Total Illinois			22,489,773
	Indiana – 1.6%
2,295	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.250%, 7/15/25 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	2,439,539
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured	No Opt. Call	AA	736,230
3,295	Total Indiana			3,175,769
	Iowa – 1.1%
570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	6/18 at 105.00	B	600,159
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory put 12/01/37)	No Opt. Call	B	692,538
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/18 at 100.00	BB–	958,845
2,180	Total Iowa			2,251,542
	Massachusetts – 2.1%
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	1,435,408
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2014M-4, 5.000%, 7/01/44	7/23 at 100.00	AA–	2,477,093
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	BBB+	390,488
3,950	Total Massachusetts			4,302,989
	Michigan – 1.0%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	382,626
1,295	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/21 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	1,298,548
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	256,820
1,900	Total Michigan			1,937,994

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.9%
$1,830	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	$1,868,320
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	274,598
	Montana – 0.8%
1,440	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010A, 4.750%, 1/01/40	1/20 at 100.00	AA–	1,490,659
	Nebraska – 1.7%
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,808,624
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation Bonds, School Building Series 2014, 5.000%, 12/15/39	6/24 at 100.00	Aa2	561,280
3,100	Total Nebraska			3,369,904
	Nevada – 2.0%
445	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A, 5.000%, 9/01/37	9/27 at 100.00	BBB+	491,725
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,056,120
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	6/18 at 100.00	Baa2	2,502,150
3,945	Total Nevada			4,049,995
	New Jersey – 2.7%
1,850	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23	No Opt. Call	A–	2,019,812
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured	7/25 at 100.00	AA	348,063
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A–	3,098,368
7,055	Total New Jersey			5,466,243
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	6/18 at 100.00	N/R	1,000,550
	New York – 1.8%
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	1,393,513
850	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40 (Pre-refunded 6/15/18)	6/18 at 100.00	N/R (4)	857,268
1,020	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	6/18 at 100.00	AAA	1,028,170
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	291,458
3,385	Total New York			3,570,409
	North Carolina – 0.3%
500	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009, 4.000%, 6/01/21 (Pre-refunded 6/01/19)	6/19 at 100.00	AAA	513,510
	Ohio – 5.5%
2,250	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured	2/19 at 100.00	AA (4)	2,331,180
1,465	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 6.000%, 6/01/42	5/18 at 100.00	B–	1,455,858

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	$3,738,488
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A+	1,639,050
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	Aa3	1,598,561
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21), (6)	No Opt. Call	D	316,250
11,410	Total Ohio			11,079,387
	Oklahoma – 0.2%
345	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/38 (WI/DD, Settling 4/04/18)	8/28 at 100.00	Baa3	378,317
	Oregon – 1.7%
	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A:
545	4.000%, 7/01/41	7/27 at 100.00	Aa2	573,831
635	5.000%, 7/01/47	7/27 at 100.00	Aa2	730,199
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	A	1,138,540
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	891,008
2,930	Total Oregon			3,333,578
	Pennsylvania – 6.8%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/37	1/24 at 100.00	A	1,118,530
1,685	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Carnegie Mellon University, Series 2009, 5.000%, 8/01/21	2/19 at 100.00	AA	1,731,607
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2:
370	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	399,918
200	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	216,172
430	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	464,770
2,075	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2009B, 5.000%, 12/01/22	12/19 at 100.00	A1	2,183,128
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/40	7/24 at 100.00	A+	4,942,688
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg School District, Refunding Series 2009A, 4.750%, 11/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	2,584,500
12,730	Total Pennsylvania			13,641,313
	Puerto Rico – 0.5%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	C	939,292
	South Carolina – 1.5%
3,000	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – BHAC Insured	1/19 at 100.00	AA+ (4)	3,087,750
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	A+	446,956
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	852,057

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.8%
$250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	$277,205
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/34	7/25 at 100.00	BBB+	94,586
3,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Series 2008, 5.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	3,068,550
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	5,241,111
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	767,509
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	1,050,485
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	Baa2	1,090,345
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,528,864
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,567,443
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	2,418,781
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	348,423
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	12/22 at 100.00	A3	2,184,140
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	1,957,932
28,220	Total Texas			21,595,374
	Virginia – 2.6%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/32 (5)	7/28 at 100.00	BBB	3,100,370
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	459,175
1,510	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,651,759
5,420	Total Virginia			5,211,304
	Washington – 4.1%
1,020	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016A, 5.000%, 10/01/18	No Opt. Call	Aa2	1,037,677
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,057,389
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA–	4,419,040
1,700	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2009, 5.000%, 11/01/28	11/19 at 100.00	A+	1,768,000
7,710	Total Washington			8,282,106
	Wisconsin – 0.9%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,343,425
415	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	6/18 at 100.00	AA+	416,162
1,665	Total Wisconsin			1,759,587
$237,145	Total Municipal Bonds (cost $177,007,232)			198,944,946

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$90	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$57,415
25	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	12,255
$115	Total Corporate Bonds (cost $7,627)				69,670
	Total Long-Term Investments (cost $177,014,859)				199,014,616
	Other Assets Less Liabilities – 0.9%				1,749,969
	Net Assets – 100%				$200,764,585

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free
Income Portfolio
Portfolio of Investments
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 91.9%
	MUNICIPAL BONDS – 91.9%
	Consumer Staples – 6.4%
$1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46	6/18 at 100.00	CCC	$999,920
50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/18 at 100.00	A	50,044
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	1,127,850
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
775	5.000%, 6/01/33	5/18 at 100.00	B+	775,775
660	5.750%, 6/01/47	5/18 at 100.00	B3	663,901
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	5/18 at 100.00	B–	1,500,015
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	5/18 at 100.00	BB+	1,002,290
6,080	Total Consumer Staples			6,119,795
	Education and Civic Organizations – 3.1%
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	183,451
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	64,932
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46	7/25 at 101.00	BBB	414,753
250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	273,942
2,000	University of California, General Revenue Bonds, Limited Project Series 2016K, 4.000%, 5/15/46	5/26 at 100.00	AA–	2,070,060
2,855	Total Education and Civic Organizations			3,007,138
	Health Care – 9.0%
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	1,130,560
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	2,819,975
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA–	127,322
125	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA–	142,340
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	281,882
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA	252,663
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	38,939
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/41	11/26 at 100.00	BBB–	141,992
1,000	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A, 4.000%, 8/01/47	2/28 at 100.00	AA	1,023,660

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB+	$382,616
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	873,667
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	579,188
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	751,258
7,780	Total Health Care			8,546,062
	Housing/Multifamily – 0.5%
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	428,058
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB+	27,250
65	5.250%, 8/15/49	8/24 at 100.00	BBB+	70,388
485	Total Housing/Multifamily			525,696
	Tax Obligation/General – 21.3%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	AA–	1,149,080
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	AA–	1,746,376
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,159,515
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	AA–	2,238,540
1,080	Mountain View-Los Altos Union High School District, Santa Clara County, California, General Obligation Bonds, Capital Appreciation Series 1997C, 0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aaa	1,078,747
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34	No Opt. Call	A	3,999,600
1,000	San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46	8/27 at 100.00	Aa3	1,188,110
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	AA	2,700,845
1,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2017A-1, 5.000%, 8/01/47	8/27 at 100.00	AAA	1,163,400
1,000	Santa Barbara Unified School District, Santa Barbara County, California, General Obligation Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41	8/27 at 100.00	Aa2	1,065,700
2,000	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)	8/31 at 100.00	AA	1,810,720
28,345	Total Tax Obligation/General			20,300,633
	Tax Obligation/Limited – 19.0%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	6/18 at 100.00	AA	1,001,770
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A+	2,271,280
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	6/18 at 100.00	A	360,162
270	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/18 at 100.00	A	275,125
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	A+	3,383,940
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	6/18 at 100.00	Aa2	1,217,746

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/18 at 100.00	AAA	$1,164,240
3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA+	3,494,310
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	6/18 at 100.00	A+	1,004,000
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	56,537
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	66,842
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	386,477
320	5.750%, 9/01/39	9/23 at 100.00	N/R	354,538
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	34,447
325	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	Aa3	342,400
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	21,712
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,489,611
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	70,796
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	45,187
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,055,200
16,470	Total Tax Obligation/Limited			18,096,320
	Transportation – 6.7%
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	Baa3	625,320
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,098,180
1,170	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,340,949
1,175	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,374,421
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	908,408
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	5/22 at 100.00	A+	1,043,118
5,630	Total Transportation			6,390,396
	U.S. Guaranteed – 7.6% (5)
355	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB	389,279
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	1,612,590
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.500%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	AA–	1,097,820
	Irvine Unified School District Financing Authority, Orange County, California, Special Tax Bonds, Group II, Series 2006A:
35	5.000%, 9/01/26 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R	35,503
80	5.125%, 9/01/36 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R	81,190
135	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	155,417

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R	$538,655
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB–	1,215,555
415	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R	423,412
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)	9/21 at 100.00	A–	181,043
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A–	28,448
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	28,620
30	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	34,344
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A–	418,158
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+	899,984
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	80,686
6,590	Total U.S. Guaranteed			7,220,704
	Utilities – 3.3%
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	819,492
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/42	7/27 at 100.00	AA	2,331,300
2,645	Total Utilities			3,150,792
	Water and Sewer – 15.0%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	1,125,700
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33	4/27 at 100.00	AAA	1,772,433
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	401,111
1,160	5.000%, 11/21/45, 144A (Alternative Minimum Tax)	7/22 at 100.00	Baa3	1,236,502
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	2,170,380
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	2,324,400
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA+	2,207,050
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	AA+	1,158,620
620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series 2017A, 5.250%, 6/01/47	6/27 at 100.00	AA	733,175
1,000	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/31	12/25 at 100.00	Aa1	1,171,010
12,605	Total Water and Sewer			14,300,381
$89,485	Total Long-Term Investments (cost $80,620,042)			87,657,917

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.1%
	MUNICIPAL BONDS – 1.1%
	Health Care – 1.1%
$1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Variable Rate Demand Obligations, Series 2009C, 1.570%, 11/01/38 (6)	5/18 at 100.00	A-1+	$1,000,000
$1,000	Total Short-Term Investments (cost $1,000,000)			1,000,000
	Total Investments (cost $81,620,042) – 93.0%			88,657,917
	Other Assets Less Liabilities – 7.0%			6,699,071
	Net Assets – 100%			$95,356,988

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Portfolio of Investments
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.8%
	MUNICIPAL BONDS – 99.8%
	Consumer Staples – 5.6%
$435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	6/18 at 100.00	BB+	$435,061
150	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	5/18 at 100.00	B–	150,021
275	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	5/18 at 100.00	B–	272,429
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1:
470	5.625%, 6/01/35	No Opt. Call	BBB	518,965
1,530	5.750%, 6/01/43	No Opt. Call	BBB	1,689,105
2,860	Total Consumer Staples			3,065,581
	Education and Civic Organizations – 19.8%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	6/18 at 100.00	B	143,576
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B+	293,658
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	77,524
110	5.000%, 4/15/43	4/23 at 100.00	BB+	112,949
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	163,691
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	1,179,620
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	22,768
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	28,181
405	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – NPFG Insured	6/18 at 100.00	Baa2	406,041
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	1,083,440
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	663,407
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	330,133
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	Aa2	1,361,577
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,916,657
120	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	123,498
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB–	251,693
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)	1/34 at 100.00	N/R	178,336
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A–	120,049

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$500	5.000%, 1/01/31 – AMBAC Insured	6/18 at 100.00	BBB	$501,205
430	4.750%, 1/01/42 – AMBAC Insured	6/18 at 100.00	BBB	430,258
300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	6/18 at 100.00	Baa1	300,426
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A, 5.000%, 8/01/32	8/23 at 100.00	AA–	1,125,309
10,040	Total Education and Civic Organizations			10,813,996
	Financials – 1.0%
450	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	559,773
	Health Care – 0.6%
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	105,629
230	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	6/18 at 100.00	BB–	230,145
330	Total Health Care			335,774
	Housing/Multifamily – 0.5%
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	6/18 at 100.00	Aa2	275,261
	Industrials – 4.0%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35, 144A (Alternative Minimum Tax)	1/25 at 100.00	N/R	172,109
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	1,980,200
2,025	Total Industrials			2,152,309
	Long-Term Care – 0.3%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	6/18 at 100.00	A3	100,108
15	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	6/18 at 100.00	N/R	14,621
55	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18	6/18 at 100.00	N/R	55,002
170	Total Long-Term Care			169,731
	Tax Obligation/General – 2.3%
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,233,900
	Tax Obligation/Limited – 19.9%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AAA	1,142,904
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AAA	1,147,720
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/25	No Opt. Call	A	1,079,900
800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/42	2/27 at 100.00	Aa3	911,696
760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	AA–	828,332
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	1,126,450

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	$1,112,950
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	505,967
875	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30	2/21 at 100.00	AAA	954,546
535	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 10.584%, 5/01/38, 144A (IF)	5/19 at 100.00	AAA	589,522
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)	No Opt. Call	AA+	612,881
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	891,644
9,885	Total Tax Obligation/Limited			10,904,512
	Transportation – 17.1%
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	1,140,440
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	271,208
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
345	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	366,797
685	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	722,490
980	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,062,908
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA–	1,710,345
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	AA–	1,129,830
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	6/18 at 100.00	Baa1	303,166
215	6.000%, 12/01/36	12/20 at 100.00	Baa1	236,818
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47	5/27 at 100.00	AA–	1,255,341
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017B, 5.000%, 11/15/36	5/27 at 100.00	AA–	1,161,920
8,360	Total Transportation			9,361,263
	U.S. Guaranteed – 11.8% (6)
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
130	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	134,125
210	6.125%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	216,218
405	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3	417,324
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A–	819,660
1,240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	1,374,379
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A–	438,024
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	AA–	2,202,759

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$40	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 13.277%, 6/15/37, 144A (Pre-refunded 6/15/18) (IF)	6/18 at 100.00	N/R	$41,010
125	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30 (Pre-refunded 2/01/21)	2/21 at 100.00	N/R	136,473
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 (Pre-refunded 10/01/21) – AGM Insured	10/21 at 100.00	AA	663,882
5,900	Total U.S. Guaranteed			6,443,854
	Utilities – 9.7%
550	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	572,110
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	36,503
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	55,484
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A–	204,577
865	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42, 144A (Alternative Minimum Tax)	6/18 at 100.00	BB+	865,536
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,532,076
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B, 5.000%, 12/15/35	6/26 at 100.00	AAA	2,031,662
4,795	Total Utilities			5,297,948
	Water and Sewer – 7.2%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	A	228,662
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series AA, 5.000%, 6/15/38	6/27 at 100.00	AA+	2,317,678
235	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 13.277%, 6/15/37, 144A (IF)	6/18 at 100.00	AA+	240,934
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42	6/27 at 100.00	AAA	1,162,330
3,435	Total Water and Sewer			3,949,604
$49,605	Total Long-Term Investments (cost $52,442,293)			54,563,506
	Floating Rate Obligations – (0.8)%			(425,000)
	Other Assets Less Liabilities – 1.0%			540,225
	Net Assets – 100%			$54,678,731

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Note 3-Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2018

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $225,037,644, $234,074,574, $177,014,859, $80,620,042 and $52,442,293, respectively)	$248,615,862	$253,908,482	$199,014,616	$87,657,917	$54,563,506
Short-term investments, at value (cost approximates value)	—	—	—	1,000,000	—
Cash	794,569	946,683	470,086	2,786,660	6,243
Receivable for:
Interest	2,455,383	2,755,982	2,057,091	1,194,464	752,824
Investments sold	—	989,760	265,000	3,000,000	—
Deferred offering costs	—	—	—	65,361	—
Other assets	54,127	56,533	42,021	20,699	12,790
Total assets	251,919,941	258,657,440	201,848,814	95,725,101	55,335,363
Liabilities
Floating rate obligations	—	—	—	—	425,000
Payable for:
Dividends	708,996	716,039	547,193	268,978	157,642
Investments purchased	467,764	483,894	370,985	—	—
Accrued expenses:
Management fees	43,147	55,115	43,332	20,963	12,046
Trustees fees	56,126	58,599	43,628	21,348	13,064
Professional fees	26,316	26,364	26,008	25,346	25,094
Other	66,417	67,117	53,083	31,478	23,786
Total liabilities	1,368,766	1,407,128	1,084,229	368,113	656,632
Net assets	$250,551,175	$257,250,312	$200,764,585	$95,356,988	$54,678,731
Shares outstanding	16,570,310	17,713,727	13,045,560	6,349,932	3,924,895
Net asset value (“NAV”) per share outstanding	$15.12	$14.52	$15.39	$15.02	$13.93
Net assets consist of:
Shares, $0.01 par value per share	$165,703	$177,137	$130,456	$63,499	$39,249
Paid-in surplus	230,107,246	245,888,467	179,536,881	88,427,486	53,856,609
Undistributed (Over-distribution of) net investment income	1,649,761	617,271	1,600,931	(167,124)	(51,798)
Accumulated net realized gain (loss)	(4,949,753)	(9,266,471)	(2,503,440)	(4,748)	(1,286,542)
Net unrealized appreciation (depreciation)	23,578,218	19,833,908	21,999,757	7,037,875	2,121,213
Net assets	$250,551,175	$257,250,312	$200,764,585	$95,356,988	$54,678,731
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2018

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$9,953,720	$10,049,987	$7,886,623	$3,949,531	$2,264,824
Expenses
Management fees	515,767	659,871	519,410	250,535	144,550
Interest expense	—	—	—	—	12,574
Custodian fees	34,412	35,812	28,760	18,204	12,043
Trustees fees	7,691	7,915	6,178	2,930	1,689
Professional fees	31,236	31,383	29,784	33,940	26,628
Shareholder reporting expenses	44,158	43,308	31,788	18,209	14,473
Shareholder servicing agent fees	11,793	10,914	9,044	3,093	2,916
Stock exchange listing fees	6,957	6,957	6,957	6,979	6,964
Investor relations expenses	18,196	18,302	14,052	7,189	4,738
Other	19,359	20,886	18,781	18,597	14,602
Total expenses	689,569	835,348	664,754	359,676	241,177
Net investment income (loss)	9,264,151	9,214,639	7,221,869	3,589,855	2,023,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,059,679	1,332,796	908,980	960,773	50,892
Change in net unrealized appreciation (depreciation) of investments	898,081	(338,540)	168,409	(356,475)	(409,385)
Net realized and unrealized gain (loss)	1,957,760	994,256	1,077,389	604,298	(358,493)
Net increase (decrease) in net assets from operations	$11,221,911	$10,208,895	$8,299,258	$4,194,153	$1,665,154

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NXP		NXQ		NXR
	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/18	Year Ended 3/31/17
Operations
Net investment income (loss)	$9,264,151	$9,302,606	$9,214,639	$9,468,136	$7,221,869	$7,400,343
Net realized gain (loss) from:
Investments	1,059,679	1,206,176	1,332,796	17,004	908,980	26,801
Swaps	—	(180,389)	—	—	—	(87,611)
Change in net unrealized appreciation (depreciation) of:
Investments	898,081	(9,363,238)	(338,540)	(7,540,888)	168,409	(6,783,825)
Swaps	—	443,326	—	—	—	299,545
Net increase (decrease) in net assets from operations	11,221,911	1,408,481	10,208,895	1,944,252	8,299,258	855,253
Distributions to Shareholders
From net investment income	(9,188,237)	(9,118,641)	(9,283,764)	(9,149,141)	(7,030,252)	(6,954,588)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,188,237)	(9,118,641)	(9,283,764)	(9,149,141)	(7,030,252)	(6,954,588)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets	2,033,674	(7,710,160)	925,131	(7,204,889)	1,269,006	(6,099,335)
Net assets at the beginning of period	248,517,501	256,227,661	256,325,181	263,530,070	199,495,579	205,594,914
Net assets at the end of period	$250,551,175	$248,517,501	$257,250,312	$256,325,181	$200,764,585	$199,495,579
Undistributed (Over-distribution of) net investment income at the end of period	$1,649,761	$1,581,686	$617,271	$854,775	$1,600,931	$1,490,235

See accompanying notes to financial statements.

	NXC		NXN
	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/18	Year Ended 3/31/17
Operations
Net investment income (loss)	$3,589,855	$3,798,794	$2,023,647	$2,165,600
Net realized gain (loss) from:
Investments	960,773	(131,725)	50,892	(365,379)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(356,475)	(3,435,731)	(409,385)	(1,558,377)
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	4,194,153	231,338	1,665,154	241,844
Distributions to Shareholders
From net investment income	(3,647,462)	(3,883,881)	(2,106,883)	(2,166,329)
From accumulated net realized gains	(357,827)	(616,049)	—	—
Decrease in net assets from distributions to shareholders	(4,005,289)	(4,499,930)	(2,106,883)	(2,166,329)
Capital Share Transactions
Proceeds from shelf offering,net of offering costs	810,179	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	47,791	85,085	—	13,528
Net increase (decrease) in net assets from capital share transactions	857,970	85,085	—	13,528
Net increase (decrease) in net assets	1,046,834	(4,183,507)	(441,729)	(1,910,957)
Net assets at the beginning of period	94,310,154	98,493,661	55,120,460	57,031,417
Net assets at the end of period	$95,356,988	$94,310,154	$54,678,731	$55,120,460
Undistributed (Over-distribution of) net investment income at the end of period	$(167,124)	$(105,514)	$(51,798)	$38,520

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NXP
Year Ended 3/31:
2018	$15.00	$0.56	$0.11	$0.67	$(0.55)	$—	$(0.55)	$15.12	$14.02
2017	15.46	0.56	(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
2016	15.17	0.58	0.27	0.85	(0.56)	—	(0.56)	15.46	14.89
2015	14.43	0.60	0.76	1.36	(0.62)	—	(0.62)	15.17	14.51
2014	15.03	0.66	(0.62)	0.04	(0.64)	—	(0.64)	14.43	13.48

NXQ
Year Ended 3/31:
2018	14.47	0.52	0.05	0.57	(0.52)	—	(0.52)	14.52	13.47
2017	14.88	0.53	(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41
2016	14.64	0.55	0.23	0.78	(0.54)	—	(0.54)	14.88	14.13
2015	13.83	0.58	0.83	1.41	(0.60)	—	(0.60)	14.64	13.94
2014	14.38	0.62	(0.54)	0.08	(0.63)	—	(0.63)	13.83	13.12

(a)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(c)

4.52%		3.83%	$250,551	0.27%		3.66%		19%
0.55		(2.20)	248,518	0.28		3.64		28
5.78		6.82	256,228	0.28		3.88		25
9.52		12.42	251,296	0.32	(d)	4.01	(d)	28
0.38		(3.37)	239,151	0.29		4.60		40

3.98		4.32	257,250	0.32		3.53		20
0.69		(1.56)	256,325	0.33		3.61		27
5.46		5.46	263,530	0.33		3.76		23
10.32		11.00	259,381	0.37	(d)	4.04	(d)	19
0.73		(1.51)	245,069	0.34		4.58		23

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXP
Year Ended 3/31:
2018	—%
2017	—
2016	—
2015	—
2014	—

NXQ
Year Ended 3/31:
2018	—%
2017	—
2016	—
2015	—	*
2014	—	*

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets
NXP	Expense	(b)	Net Investment Income (Loss	)
Year Ended 3/31:
2015	0.35%		3.98%

	Ratios to Average Net Assets
NXQ	Expense	(b)	Net Investment Income (Loss)
Year Ended 3/31:
2015	0.40%		4.01%

*	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Premium Per Share Sold through Shelf Offering	Ending NAV	Ending Share Price
NXR
Year Ended 3/31:
2018	$15.29	$0.55	$0.09	$0.64	$(0.54)	$—	$(0.54)	$—	$15.39	$14.23
2017	15.76	0.57	(0.51)	0.06	(0.53)	—	(0.53)	—	15.29	14.21
2016	15.34	0.58	0.40	0.98	(0.56)	—	(0.56)	—	15.76	14.89
2015	14.46	0.60	0.89	1.49	(0.61)	—	(0.61)	—	15.34	14.78
2014	14.94	0.64	(0.49)	0.15	(0.63)	—	(0.63)	—	14.46	13.67

NXC
Year Ended 3/31:
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—*	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	15.00	14.83
2016	15.52	0.64	0.19	0.83	(0.65)	(0.02)	(0.67)	—	15.68	16.70
2015	14.83	0.66	0.82	1.48	(0.68)	(0.11)	(0.79)	—	15.52	15.40
2014	15.72	0.67	(0.63)	0.04	(0.68)	(0.25)	(0.93)	—	14.83	14.25

(a)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(c)

4.19%		3.87%	$200,765	0.33%		3.55%		15%
0.37		(1.09)	199,496	0.33		3.61		29
6.56		4.76	205,595	0.34		3.81		22
10.46		12.87	200,153	0.38	(d)	3.99	(d)	21
1.18		(1.02)	188,653	0.35		4.51		30

4.37		(2.23)	95,357	0.37		3.73		20
0.20		(6.98)	94,310	0.37		3.89		24
5.51		13.25	98,494	0.37		4.18		10
10.20		13.84	97,421	0.37		4.30		7
0.50		1.07	93,011	0.38		4.55		14

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXR
Year Ended 3/31:
2018	—%
2017	—
2016	—
2015	—
2014	—

NXC
Year Ended 3/31:
2018	—%
2017	—
2016	—
2015	—
2014	0.01

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets
NXR	Expenses(b)	Net Investment Income (Loss)
Year Ended 3/31:
2015	0.42%	3.96%

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV	Ending Share Price
NXN
Year Ended 3/31:
2018	$14.04	$0.52	$(0.09)	$0.43	$(0.54)	$—		$(0.54)	$13.93	$12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—		(0.55)	14.04	13.69
2016	14.52	0.57	(0.01)	0.56	(0.55)	—		(0.55)	14.53	14.06
2015	13.95	0.56	0.58	1.14	(0.57)	—		(0.57)	14.52	14.13
2014	14.70	0.60	(0.72)	(0.12)	(0.63)	—	*	(0.63)	13.95	13.41

(a)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(c)

3.05%	(1.41)%	$54,679	0.43%		3.64%		17%
0.40	1.26	55,120	0.44		3.83		29
3.98	3.63	57,031	0.42		3.97		14
8.31	9.84	56,988	0.43		3.92		16
(0.69)	(5.46)	54,751	0.43		4.35		26

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXN
Year Ended 3/31:
2018	0.02%
2017	0.02
2016	0.01
2015	0.01
2014	0.01

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Select Tax-Free Income Portfolio (NXP)
• Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
• Nuveen Select Tax-Free Income Portfolio 3 (NXR)
• Nuveen California Select Tax-Free Income Portfolio (NXC)
• Nuveen New York Select Tax-Free Income Portfolio (NXN)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.

The end of the reporting period for the Funds is March 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2018 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NXP	NXQ	NXR
Outstanding when-issued/delayed delivery purchase commitments	$467,764	$483,894	$370,985

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXP	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$248,457,781	$—		$248,457,781
Corporate Bonds**	—	—	158,081	***	158,081
Total	$—	$248,457,781	$158,081		$248,615,862
NXQ
Long-Term Investments:
Municipal Bonds*	$—	$253,661,236	$—		$253,661,236
Corporate Bonds**	—	—	247,246	***	247,246
Total	$—	$253,661,236	$247,246		$253,908,482
NXR
Long-Term Investments:
Municipal Bonds*	$—	$198,944,946	$—		$198,944,946
Corporate Bonds**	—	—	69,670	***	69,670
Total	$—	$198,944,946	$69,670		$199,014,616
NXC
Long-Term Investments**:
Municipal Bonds	$—	$87,657,917	$—		$87,657,917
Short-Term Investments**:
Municipal Bonds	—	1,000,000	—		1,000,000
Total	$—	$88,657,917	$—		$88,657,917
NXN
Long-Term Investments**:
Municipal Bonds	$—	$54,563,506	$—		$54,563,506

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

Notes to Financial Statements (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXP	NXQ	NXR	NXC	NXN
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Floating rate obligations: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	1,890,000
Total	$2,250,000	$3,750,000	$—	$—	$2,315,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$836,562
Average annual interest rate and fees	—%	—%	—%	—%	1.50%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NXP	NXQ	NXR	NXC	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	—
Total	$2,250,000	$3,750,000	$—	$—	$425,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Shares Equity Shelf Program and Offering Costs
NXC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	NXC
	Year Ended 3/31/18	*
Additional authorized shares	600,000
Shares sold	60,043
Offering proceeds, net of offering costs	$810,179

*	Represents additional authorized shares for the period August 16, 2017 through March 31, 2018.

Notes to Financial Statements (continued)

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Shares Transactions
Transactions in shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXC		NXN
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/18	3/31/17	3/31/18	3/31/17
Shares:
Issued to shareholders due to reinvestment of distributions	3,121	5,403	—	919
Sold through shelf offering	60,043	—	N/A	N/A
Weighted average share:
Premium to NAV per shelf offering share sold	2.41%	—%	N/A	N/A

N/A – The Fund is not authorized to issue additional shares through a shelf offering.

5. Investment Transactions
 Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$51,297,914	$50,705,468	$31,917,395	$18,635,589	$9,094,809
Sales and maturities	48,219,410	49,877,417	30,622,847	23,636,838	9,437,980

6. Income Tax Information
 Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$223,208,846	$233,141,025	$175,110,015	$81,575,731	$52,034,104
Gross unrealized:
Appreciation	$26,724,240	$22,179,081	$24,954,953	$7,203,017	$2,174,622
Depreciation	(1,317,224)	(1,411,624)	(1,050,352)	(120,831)	(69,468)
Net unrealized appreciation (depreciation) of investments	$25,407,016	$20,767,457	$23,904,601	$7,082,186	$2,105,154

Permanent differences, primarily due to distribution reallocations, taxable market discount and federal taxes paid, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2018, the Funds’ tax year end, as follows:

	NXP	NXQ	NXR	NXC	NXN
Paid-in-surplus	$(182)	$(195)	$(164)	$—	$—
Undistributed (Over-distribution of) net investment income	(7,839)	(168,379)	(80,921)	(4,003)	(7,082)
Accumulated net realized gain (loss)	8,021	168,574	81,085	4,003	7,082

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2018, the Funds’ tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$553,621	$426,599	$263,457	$53,622	$95,779
Undistributed net ordinary income[2]	21,292	1,099	112	14,340	—
Undistributed net long-term capital gains	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2018, paid on April 2, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2018 and March 31, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income[3]	$9,047,389	$8,927,719	$6,809,782	$3,663,427	$2,119,394
Distributions from net ordinary income[2]	140,848	356,046	220,470	16,317	3,188
Distributions from net long-term capital gains[4]	—	—	—	357,343	—
2017	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$9,047,389	$9,186,869	$6,966,329	$3,903,057	$2,166,287
Distributions from net ordinary income[2]	71,252	6,556	14,350	—	—
Distributions from net long-term capital gains	—	—	—	615,450	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2018, as Exempt Interest Dividends.
[4]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2018.

As of March 31, 2018, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NXP	NXQ	NXR	NXN
Expiration: March 31, 2019	$—	$335,742	$—	$—
Not subject to expiration	4,949,754	8,930,729	2,503,440	1,253,214
Total	$4,949,754	$9,266,471	$2,503,440	$1,253,214

During the Funds’ tax year ended March 31, 2018, the following Funds utilized capital loss carryforwards as follows:

	NXP	NXQ	NXR	NXN
Utilized capital loss carryforwards	$1,067,699	$1,501,370	$990,065	$57,974

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NXC
Post-October capital losses[5]	$4,748
Late-year ordinary losses[6]	—

[5]	Capital losses incurred from November 1, 2017 through March 31, 2018, the Funds’ tax year end.
[6]	Ordinary losses incurred from January 1, 2018 through March 31, 2018 and/or specified losses incurred from November 1, 2017 through March 31, 2018.

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees
 Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

The annual fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (orignally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2018, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NXP	NXQ
Purchases	$—	$1,289,153
Sales	1,289,153	—

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NXP	NXQ	NXR	NXC	NXN
Maximum Outstanding Balance	$153,974	$1,279,453	$987,978	$562,493	$431,159

During each Fund’s utilization periods, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NXP	NXQ	NXR	NXC	NXN
Average daily balance outstanding	$153,974	$1,279,453	$987,978	$562,493	$431,159
Average annual interest rate	2.56%	2.56%	2.56%	2.56%	2.56%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the

Notes to Financial Statements (continued)

Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook* Judith M. Stockdale	Jack B. Evans Carole E. Stone	William C. Hunter Terence J. Toth	Albin F. Moschner Margaret L. Wolff	John K. Nelson Robert L. Young	William J. Schneider

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Shares repurchased	—	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	171

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	171

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	171

■	ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	171

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169

Interested Board Member:

■	MARGO L. COOK(3)(4) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	171

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	171

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.	75

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016- 2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171

■	WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

■	MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	171

■	WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	171

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	171

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Terence J. Toth has been appointed Chairman of the Board to take effect July 1, 2018.

(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-B-0318D 491820-INV-Y-05/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Select Tax-Free Income Portfolio

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2018	$24,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2017	$24,090	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2018	$ 0	$ 0	$ 0	$ 0
March 31, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 14 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$13.90 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$4.4 million
*	Assets are as of March 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NXN SECURITIES AS OF MARCH 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 7, 2018